Exhibit 99.1

Signature Page

	By:	/s/ Victor Manuel Gutierrez Lopez
Vanessa Hajj Slim		Victor Manuel Gutierrez Lopez
Attorney-in-Fact*
March 16, 2026

* The Power of Attorney for Ms. Vanessa Hajj Slim, which is filed as an exhibit to this Form 3, is hereby incorporated herein by reference.